UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2025

PRESTIGE CONSUMER HEALTHCARE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32433	20-1297589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 White Plains Road, Tarrytown, New York 10591

(Address of Principal Executive Offices) (Zip Code)

(914) 524-6800

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PBH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 6, 2025, Prestige Consumer Healthcare Inc. (the “Company”) announced that the Company’s Chief Financial Officer, Christine Sacco, age 49, has also been appointed Chief Operating Officer, effective January 6, 2025. A copy of the press release announcing Ms. Sacco’s expanded role is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Christine Sacco was appointed to the position of Chief Financial Officer for the Company in September 2016. Ms. Sacco joined the Company from Boulder Brands, Inc., a health and wellness food manufacturer, where she served as the Chief Financial Officer and Treasurer from January 2012 to January 2016 and Vice President and Controller from January 2008 to January 2012, including Principal Accounting Officer from January 2011 to March 2012. From October 2002 until January 2008, she held positions of increasing financial responsibility with Alpharma, Inc., a global specialty pharma company, where she last held the position of Vice President, Treasurer. Ms. Sacco began her career with Ernst & Young and worked for five years in the Audit and Assurance group. She holds a B.S. in accounting from St. Thomas Aquinas College and has been a licensed CPA.

In connection with this expanded role, Ms. Sacco will receive an annual base salary of $700,000, be eligible for target annual cash incentive of 75% of her base salary and be eligible to receive annual equity awards under our Long-Term Incentive Plan with a targeted award value of $1,575,000 allocated sixty percent (60%) of the targeted equity award value to performance stock units, and forty percent (40%) to restricted stock units. In addition, Ms. Sacco received a time-based restricted stock unit (“RSU”) retention award with an aggregate value of $1,575,000. The retention award RSUs granted to Ms. Sacco cliff vest in full, four years after the date of grant, subject to Ms. Sacco’s continued employment.

There are no other arrangements or understandings between Ms. Sacco and any other person pursuant to which she was appointed to the positions described in this Current Report on Form 8-K, there are no family relationships between Ms. Sacco and any director or officer of the Company, and Ms. Sacco is not a party to any transaction that requires disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

See Exhibit Index immediately following the signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2025	PRESTIGE CONSUMER HEALTHCARE INC.

	By:	/s/ William P’Pool
William P’Pool
Sr. Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated January 6, 2025 announcing Chief Financial Officer Christine Sacco’s expanded role (furnished only).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).